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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 8, 2003

                          Glacier Water Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-11012                              33-0493559
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       (Commission File Number)          (IRS Employer Identification No.)


       2651 La Mirada Drive, Suite 100
             Vista, California                                 92081-8435
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    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111

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Item 5. Other Events.


     On September 8, 2003, the registrant issued a press release, a copy of which is attached hereto as Exhibit A.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GLACIER WATER SERVICES, INC.

Date:  September 8, 2003              By:
                                           -------------------------------------
                                           /s/ W. David Walters
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary